UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): March 22, 2007

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CORRIDOR COMMUNICATIONS CORP.

(Exact name of registrant as specified in charter)

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Delaware	000-29645	94-3402831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 LINCOLN RD, STE 12F, MIAMI BEACH, FL 33139

(Address of Principal Executive Offices) (Zip Code)

9333 EAST MAIN STREET, SUITE 122, MESA, ARIZONA 85207

(Former Address of principal executive offices) (Zip Code)

(305) 672-6344

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)

Effective March 22, 2007, the Board of Directors of Corridor Communications Corp (the “Company”) accepted the resignation of Michael J. Heil as Chief Executive Officer of the Company.

Effective March 26, 2007, the Board elected Alexander Walker Jr. to join as a member of the Board of Directors to serve until the next annual meeting.

ALEX WALKER, JR. has served as a Director of Universal Communication Systems, Inc. since November, 2001. Mr. Walker, until 2002, served as Chairman of the Board of the Nevada Agency and Trust Company in Reno, Nevada, a licensed and registered trust company and transfer agent in business since 1903. He received his B.A. from Waynesburg College in 1950 and his J.D. from the University of Pittsburgh School Of Law in 1952. From 1956 to date, he has maintained a private practice as an attorney.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

Exhibit No.	Description
99.1	Press Release March 23, 2007 announcing the resignation of Michael J. Heil and the appointment of Alexander Walker Jr. to the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2007

CORRIDOR COMMUNICATIONS CORP.

By:	/s/ MICHAEL ZWEBNER
Michael Zwebner,
Chairman

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